                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-1


                                        For Distribution Date          04/15/99

                                        For Monthly Period                   38

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-1 Supplement dated as of February 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-1 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust) and the Series 1996-1 Class A Certificates and Series 1996-1

Class B Certificates during the previous month. The information
which is required to be prepared with respect to the                  04/15/99
Distribution Date and with respect to the performance of the
Trust during the month                                               Mar, 1999
(the                                                                        38
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Investor Certificate (a Certificate).
Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

 I.    INFORMATION REGARDING THE CURRENT MONTHLY
       DISTRIBUTION TO THE CLASS A AND CLASS B
       CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000
       ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

       A)  The total amount of the distribution to Series 1996-1
           Certificateholders on                                      04/15/99
           per $1,000 original certificate principal amount
           (1)  Class A Certificateholders                           85.144806
           (2)  Class B Certificateholders                            4.459479

       B)  The amount of the distribution set forth in
           paragraph 1 above in respect of principal of the
           1996-1 Certificates, per $1,000 original certificate
           principal amount
           (1)  Class A Certificateholders                           83.333333
           (2)  Class B Certificateholders                            0.000000

       C)  The amount of the distribution set forth in paragraph
           1 above in respect of interest on the 1996-1 Certificates, per $1,000 original certificate principal amount
           (1)  Class A Certificateholders                            1.811473
           (2)  Class B Certificateholders                            4.459479

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

             Chase Manhattan Credit Card Master Trust Series 1996-1
                                 April 15, 1999


II.            INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

       A)  Collections

           (1)  The aggregate amt. of Collections processed
                with respect to the preceding Monthly Period
                and allocated to the Series 1996-1
                Certificates was equal to                        201,087,563.56

           (2)  The Payment Rate with respect to the preceding
                Monthly Period was equal to                              13.68%

                The monthly payment rate for (the 2nd preceding
                Monthly Period), the                                        37
                Monthly Period, was equal to                             12.04%

                The monthly payment rate for (the 3rd preceding
                Monthly Period), the                                        36
                Monthly Period, was equal to                             12.34%

                (3)a. The aggregate amount of Collections of
                      Principal Receivables processed with
                      respect to the preceding Monthly Period
                      which were allocated in respect of the
                      Series 1996-1 Certificates                 189,795,668.79
                (3)b. The aggregate amount of Investor Defaults
                      treated as Available
                      Principal Collections prusuant to sections
                      4.08 a.(iii), 4.10 (b),(e),(l)               3,517,265.00
                (4)   The aggregate amount of Collections of
                      Finance Charge Receivables processed with
                      respect to the preceding Monthly Period
                      which were allocated in respect of the
                      Series 1996-1 Certificates                  11,291,894.77

       B)  Deficit Controlled Amortization Amount                          0.00

       C)  Principal Receivables in the Trust and
           Allocation Percentages
           (1)   The aggregate amount of Principal Receivables
                 in the Trust as of the end of the preceding
                 Monthly Period (which reflects the Principal
                 Receivables represented by the Seller
                 Interest, by the Investor Interest of Series
                 1996-1, and by the Investor Interest of all
                 other outstanding Series)                     4,261,056,597.69
           (2)   The Investor Interest as of the last day of
                 the preceding Monthly Period
                 (a)   Investor Interest                         560,439,560.44
                 (b)   Class A Investor Interest                 427,500,000.00
                 (c)   Class B Investor Interest                  82,500,000.00
                 (d)   Collateral Interest                        50,439,560.44
           (3)   The Investor Interest set forth in paragraph
                 C(2)(a) above as a percentage of the aggregate
                 amount of Principal Receivables set forth in
                 paragraph C(1) above                                  13.1526%
           (4)   The Class A Investor Interest set forth in
                 paragraph C(2)(b) above as a percentage of the
                 aggregate amount of Principal Receivables set
                 forth in paragraph C(1) above                         10.0327%
           (5)   The Class B Investor Interest set forth in
                 paragraph C(2)(c) above as a percentage of the
                 aggregate amount of Principal Receivables set
                 forth in paragraph C(1) above                          1.9361%
           (6)   The Collateral Interest set forth in paragraph
                 C(2)(d) above as a percentage of the aggregate
                 amount of Principal Receivables set forth in
                 paragraph C(1) above
           (7)   The Class A Floating Percentage                       78.8298%
           (8)   The Class B Floating Percentage                       12.1702%
           (9)   The Class B Principal Percentage                       5.5000%
           (10)  The Collateral Floating Percentage                     9.0000%

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

             Chase Manhattan Credit Card Master Trust Series 1996-1
                                 April 15, 1999

           (11)  The Collateral Principal Percentage                    9.0000%
           (12)  The Floating Allocation Percentage                    15.7183%
           (13)  The Principal Allocation Percentage                   34.7810%

       D)  Portfolio Yield and Base Rate

           (1)   The annualized Portfolio Yield for
                 the preceding Monthly Period was
                 equal to

                 The annualized portfolio yield for (the
                 2nd preceding Monthly Period), the                         37
                 Monthly Period, was equal to                            18.06%

                 The annualized portfolio yield for (the
                 3rd preceding Monthly Period), the                         36
                 Monthly Period, was equal to                            17.36%

                 The three month average Portfolio Yield
                 was equal to                                            18.47%

           (2)   Base Rate for the preceding Monthly Period
                 was equal to                                             7.24%

                 The Base Rate for (the 2nd preceding Monthly
                 Period), the                                               37
                 Monthly Period, was equal to                             7.23%

                 The Base Rate for (the 3rd preceding Monthly
                 Period), the                                               36
                 Monthly Period was equal to                              7.29%

       E)        Delinquent Balances

                 The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                 Up to 29 Days
                 Aggregate Account Balance                       202,958,220.09
                 As a Percentage of Receiveables                          4.59%

                 (2) 30 - 59 Days
                     Aggregate Account Balance                    62,377,852.56
                     As a Percentage of Receiveables                      1.41%

                 (3) 60 - 89 Days
                     Aggregate Account Balance                    40,142,027.89
                     As a Percentage of Receiveables                      0.91%

                 (4) 90 or More Days
                     Aggregate Account Balance                    88,013,362.10
                     As a Percentage of Receiveables                      1.99%

                     Total

                     Aggregate Account Balance                   393,491,462.64
                     As a Percentage of Receiveables                      8.91%

       F)            Investor Default Amount

                 (1) The aggregate amount of all defaulted
                     Principal Receivables written off as
                     uncollectible with respect to Billing
                     Cycles ending during preceding Monthly
                     Period allocable to the Investor Interest
                     less Recoveries allocable to the Period
                     allocable to the Investor Interest (the
                     Series 1996-1 Aggregate Investor Default
                     Amount)                                       3,517,265.00
               (2) The portion of the series 1996-1 Aggregate
                     Investor Default Amount allocable

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

             Chase Manhattan Credit Card Master Trust Series 1996-1
                                 April 15, 1999


                     to the Class A Investor Interest (the
                     Class A Investor Default Amount)              2,772,652.51
                 (3) The portion of the Series 1996-1
                     Aggregate Investor Default Amount
                     allocable to the Class B Investor
                     Interest (the Class B Investor
                     Default Amount)                                428,058.63
                 (4) The portion of the Series 1996-1
                     Aggregate Investor Default Amount
                     allocable to the Collateral Investor
                     Interest (the Collateral
                     Investor Default Amount)                       316,553.85
                 (5) The annualized investor default
                     percentage (Series 1996-1 Aggregate
                     Investor Default Amount/Investor
                     Interest) x 12 for the preceding
                     Monthly Period was equal to                          6.23%
                     The annualized investor default %
                     for (the 2nd preceding Monthly
                     Period), the                                           37
                     Monthly Period, was equal to                         6.12%
                     The annualized investor default %
                     for (the 3rd preceding Monthly
                     Period), the                                           36
                     Monthly Period, was equal to                         6.31%

       G)        Investor Charge Offs
                 (1) The aggregate amount of Class A Investor
                     Charge-Offs for the preceding Monthly Period          0.00
                 (2) The aggregate Class A Charge Off per
                     $1,000 original Certificate Principal Amount          0.00
                 (3) The aggregate amount of Class A Investor
                     Charge-Offs reimbursed on the Transfer Date
                     immediately preceding such Distribution Date          0.00
                 (4) The amount of the reimbursed Investor
                     Charge-Offs set forth in paragraph G(2) above,
                     per $1,000 original Class A Certificate
                     principal amount                                      0.00
                 (5) The aggregate amount of Class B Investor
                     Charge-Offs for such Monthly Period                   0.00
                 (6) The aggregate Class B Charge Off per $1,000
                     original Certificate Principal Amount                 0.00
                 (7) The aggregate amount of Class B Investor
                     Charge-Offs reimbursed on the Transfer Date
                     immediately preceding such Distribution Date          0.00
                 (8) The amount of the reimbursed Investor
                     Charge-Offs set forth in paragraph G(6)
                     above, per $1,000 original Class B
                     Certificate principal amount                          0.00
                 (9) The aggregate amount of Investor
                     Charge-Offs                                           0.00
                (10) The aggregate Investor Charge Off per
                     $1,000 Original Certificate Principal
                     Amount                                                0.00
                (11) The aggregate amount of reimbursed
                     Investor Charge-Offs                                  0.00
                (12) The amount of the reimbursed Investor
                     Charge-Offs set forth in paragraph
                     G(9) above, per $1,000 original Investor
                     principal amount                                      0.00

           H)        Shared Excess Finance Charge Collection
                     The aggregate amount of shared Excess
                     Finance Charge Collections during the
                     preceding Monthly Period which were
                     allocated to the Series 1996-1 Certificates           0.00

           I)        Shared Principal Collections
                     The aggregate amount of Shared Principal
                     Collections during the preceding Monthly
                     Period allocated to the Series 1996-1
                     Certificates                                          0.00

           J)        Reallocated Principal Collections

                 (1) Collections of Principal Receivables
                     allocable to Class B Certificates paid


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

            Chase Manhattan Credit Card Master Trust Series 1996-1
                                April 15, 1999


                     with respect to Class A Certificates to
                     make up deficiencies in Class A Required
                     Amount for any Monthly Period                         0.00
                 (2) Collections of Principal Receivables
                     allocable to Collateral Interest paid
                     with respect to Class B Certificates
                     to make up deficiencies in Class B
                     Required Amount                                       0.00

       K)        Monthly Investor Servicing Fee

                 (1) The amount of the Monthly Investor
                     Servicing Fee payable by the Trust
                     to the Servicer for the preceding
                     Monthly Period                                1,214,543.27
                 (2) The amount of the Class A Monthly
                     Servicing Fee payable by the Trust
                     for the preceding Monthly Period                957,421.87
                 (3) The amount of the Class B Monthly
                     Servicing Fee payable by the Trust
                     to the Servicer for the preceding
                     Monthly Period                                  147,812.50
                 (4) The amount of the Collateral Monthly
                     Servicing Fee payable by the Trust
                     to the Servicer for the preceding
                     Monthly Period                                  109,308.89

           L)    Collateral Interest
                 (1) The Available Collateral Interest,
                     as of the close of Transfer Date
                     for the preceding Monthly Period
                     was equal to                                 50,439,560.44

           M)    Required Collateral Interest
                 (1) The Required Collateral interest as
                     of the Transfer Date for the
                     preceding Monthly Period was equal to        50,439,560.44

    III.   THE POOL FACTOR

           A)        The Pool Factor for the Record Date for
                     the distribution to be made on the
                     Distribution date (which represents the
                     ratio of the amount of the Investor
                     Interest as of such Record Date (determined
                     after  taking into account any reduction
                     in the Investor Interest which will occur
                     on the Distribution Date) to the Initial
                     Investor Interest). The amount of a
                     Certificateholder(s) pro rata share of the
                     Investor Interest can be determined
                     by multiplying the original denomination
                     of the Certificateholder(s) Certificate by
                     the Pool Factor.                                0.37362637

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-2


                                        For Distribution Date           04/15/99

                                        For Monthly Period                    35

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-2 Supplement dated as of
June 1, 1996 (together, the Agreement) by and between The Chase
Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust
Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the
Trust) and the Series 1996-2 Class A Certificates and Series
1996-2 Class B Certificates during the previous month. The
information which is required to be prepared with respect to the        04/15/99
Distribution Date and with respect to the performance of the
Trust during the month                                                 Mar, 1999
(the                                                                          35
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

       A)   The total amount of the distribution to Series
            1996-2 Certificateholders on                                04/15/99
            per $1,000 original certificate principal amount
            (1)   Class A Certificateholders                           86.249630
            (2)   Class B Certificateholders                            4.443333

       B)   The amount of the distribution set forth in
            paragraph 1 above in respect of principal of
            the 1996-2 Certificates, per $1,000 original
            certificate principal amount
            (1)   Class A Certificateholders                           83.333333
            (2)   Class B Certificateholders                            0.000000

       C)   The amount of the distribution set forth in
            paragraph 1 above in respect of interest on
            the 1996-2 Certificates, per $1,000 original
            certificate principal amount
            (1)   Class A Certificateholders                            2.916296
            (2)   Class B Certificateholders                            4.443333

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

             Chase Manhattan Credit Card Master Trust Series 1996-2
                                 April 15, 1999

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

       A)   Collections
            (1)   The aggregate amt. of Collections processed
                  with respect to the preceding Monthly Period
                  and allocated to the Series 1996-2
                  Certificates was equal to                        40,936,454.58
            (2)   The Payment Rate with respect to the preceding
                  monthly Period was equal to                            13.68 %
                  The monthly payment rate for (the 2nd
                  preceding Monthly Period), the                              34
                  Monthly Period, was equal to                           12.04 %
                  The monthly payment rate for (the 3rd
                  preceding Monthly Period), the                              33
                  Monthly Period, was equal to                           12.34 %
            (3)a. The aggregate amount of Collections of
                  Principal Receivables processed with respect
                  to the preceding Monthly Period which were
                  allocated in respect of the Series 1996-2
                  Certificates                                     37,542,000.42
            (3)b. The aggregate amount of Investor Defaults
                  treated as Available Principal Collections
                  pursuant to sections 4.08 a.(iii),
                  4.10 (b),(e),(l)                                  1,057,324.31
            (4)   The aggregate amount of Collections of
                  Finance Charge Receivables processed with
                  respect to the preceding Monthly Period
                  which were allocated in respect of the
                  Series 1996-2 Certificates                        3,394,454.16

       B)   Deficit Controlled Amortization Amount                          0.00

       C)   Principal Receivables in the Trust and
            Allocation Percentages
            (1)   The aggregate amount of Principal
                  Receivables in the Trust as of the end
                  of the preceding Monthly Period (which
                  reflects the Principal Receivables
                  represented by the Seller Interest,
                  by the Investor Interest of Series
                  1996-2, and by the Investor Interest of
                  all other outstanding Series)                 4,261,056,597.69
            (2)   The Investor Interest as of the last
                  day of the preceding Monthly Period
                  (a)   Investor Interest                         180,547,893.79
                  (b)   Class A Investor Interest                 147,980,583.35
                  (c)   Class B Investor Interest                  16,318,000.00
                  (d)   Collateral Interest                        16,249,310.44
            (3)   The Investor Interest set forth in
                  paragraph C(2)(a) above as a percentage
                  of the aggregate amount of Principal
                  Receivables set forth in paragraph C(1) above         4.2372 %
            (4)   The Class A Investor Interest set forth
                  in paragraph C(2)(b) above as a percentage
                  of the aggregate amount of Principal
                  Receivables set forth in paragraph C(1)
                  above                                                 3.4729 %
            (5)   The Class B Investor Interest set forth in
                  paragraph C(2)(c) above as a percentage of
                  the aggregate amount of Principal
                  Receivables set forth in paragraph C(1) above         0.3830 %
            (6)   The Collateral Interest set forth in paragraph
                  C(2)(d) above as a percentage of the aggregate
                  amount of Principal Receivables set forth in
                  paragraph C(1) above                                  0.3813 %
            (7)   The Class A Floating Percentage                      82.9923 %
            (8)   The Class B Floating Percentage                       8.0077 %
            (9)   The Class B Principal Percentage                      5.4998 %
            (10)  The Collateral Floating Percentage                    9.0000 %

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

             Chase Manhattan Credit Card Master Trust Series 1996-2
                                 April 15, 1999

            (11)  The Collateral Principal Percentage                   9.0003 %
            (12)  The Floating Allocation Percentage                    4.7251 %
            (13)  The Principal Allocation Percentage                   6.8798 %

       D)   Portfolio Yield and Base Rate
            (1)   The annualized Portfolio Yield for the
                  preceding Monthly Period was equal to                  19.99 %
                  The annualized portfolio yield for
                  (the 2nd preceding Monthly Period), the                     34
                  Monthly Period, was equal to                           18.06 %
                  The annualized portfolio yield for
                  (the 3rd preceding Monthly Period), the                     33
                  Monthly Period, was equal to                           17.36 %
                  The three month average Portfolio
                  Yield was equal to                                     18.47 %
            (2)   Base Rate for the preceding Monthly
                  Period was equal to                                     7.26 %
                  The Base Rate for (the 2nd preceding
                  Monthly Period), the                                        34
                  Monthly Period, was equal to                            7.26 %
                  The Base Rate for (the 3rd preceding
                  Monthly Period), the                                        33
                  Monthly Period was equal to                             7.29 %

       E)   Delinquent Balances
            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

            Up to 29 Days
            Aggregate Account Balance                             202,958,220.09
            As a Percentage of Receiveables                               4.59 %

            (2) 30 - 59 Days
            Aggregate Account Balance                              62,377,852.56
            As a Percentage of Receiveables                               1.41 %

            (3) 60 - 89 Days
            Aggregate Account Balance                              40,142,027.89
            As a Percentage of Receiveables                               0.91 %

            (4) 90 or More Days
            Aggregate Account Balance                              88,013,362.10
            As a Percentage of Receiveables                               1.99 %

            Total
            Aggregate Account Balance                             393,491,462.64
            As a Percentage of Receiveables                               8.91 %

       F)   Investor Default Amount
            (1)   The aggregate amount of all defaulted
                  Principal Receivables written off
                  as uncollectible with respect to Billing
                  Cycles ending during preceding
                  Monthly Period allocable to the Investor
                  Interest less Recoveries allocable to the
                  Period allocable to the Investor Interest
                  (the Series 1996-2 Aggregate Investor
                  Default Amount)                                   1,057,324.31
            (2)   The portion of the series 1996-2 Aggregate
                  Investor Default Amount allocable

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

             Chase Manhattan Credit Card Master Trust Series 1996-2
                                 April 15, 1999

                  to the Class A Investor Interest (the Class
                  A Investor Default Amount)                          877,497.72
            (3)   The portion of the Series 1996-2 Aggregate
                  Investor Default Amount allocable to the
                  Class B Investor Interest (the Class B
                  Investor Default Amount)                             84,667.40
            (4)   The portion of the Series 1996-2 Aggregate
                  Investor Default Amount allocable to the
                  Collateral Investor Interest (the Collateral
                  Investor Default Amount)                             95,159.19
            (5)   The annualized investor default percentage
                  (Series 1996-2 Aggregate Investor Default
                  Amount/Investor Interest) x 12 for the preceding
                  Monthly Period was equal to                             6.23 %
                  The annualized investor default % for (the 2nd
                  preceding Monthly Period), the                              34
                  Monthly Period, was equal to                            6.12 %
                  The annualized investor default % for (the 3rd
                  preceding Monthly Period), the                              33
                  Monthly Period, was equal to                            6.31 %

       G)   Investor Charge Offs
            (1)  The aggregate amount of Class A Investor
                 Charge-Offs for the preceding Monthly Period               0.00
            (2)  The aggregate Class A Charge Off per $1,000
                 original Certificate Principal Amount                      0.00
            (3)  The aggregate amount of Class A Investor
                 Charge-Offs reimbursed on the Transfer Date
                 immediately preceding such Distribution Date               0.00
            (4)  The amount of the reimbursed Investor
                 Charge-Offs set forth in paragraph
                 G(2) above, per $1,000 original Class A
                 Certificate principal amount                               0.00
            (5)  The aggregate amount of Class B Investor
                 Charge-Offs for such Monthly Period                        0.00
            (6)  The aggregate Class B Charge Off per
                 $1,000 original Certificate Principal Amount               0.00
            (7)  The aggregate amount of Class B Investor
                 Charge-Offs reimbursed on the Transfer Date
                 immediately preceding such Distribution Date               0.00
            (8)  The amount of the reimbursed Investor
                 Charge-Offs set forth in paragraph
                 G(6) above, per $1,000 original Class B
                 Certificate principal amount                               0.00
            (9)  The aggregate amount of Investor Charge-Offs               0.00
            (10) The aggregate Investor Charge Off per $1,000
                 Original Certificate Principal Amount                      0.00
            (11) The aggregate amount of reimbursed Investor
                 Charge-Offs                                                0.00
            (12) The amount of the reimbursed Investor
                 Charge-Offs set forth in paragraph G(9) above,
                 per $1,000 original Investor principal amount              0.00

       H)   Shared Excess Finance Charge Collection
            The aggregate amount of shared Excess Finance Charge
            Collections during the preceding Monthly Period
            which were allocated to the Series 1996-2 Certificates          0.00

       I)   Shared Principal Collections
            The aggregate amount of Shared Principal Collections
            during the preceding Monthly Period allocated to the
            Series 1996-2 Certificates                                      0.00

       J)   Reallocated Principal Collections
            (1) Collections of Principal Receivables allocable to Class B Certificates paid

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

             Chase Manhattan Credit Card Master Trust Series 1996-2
                                 April 15, 1999

                  with respect to Class A Certificates to
                  make up deficiencies in Class A
                  Required Amount for any Monthly Period                    0.00
            (2)   Collections of Principal Receivables
                  allocable to Collateral Interest paid with
                  respect to Class B Certificates to make up
                  deficiencies in Class B Required Amount                   0.00

       K)   Monthly Investor Servicing Fee
            (1)   The amount of the Monthly Investor Servicing
                  Fee payable by the Trust to the Servicer for
                  the preceding Monthly Period                        365,103.60
            (2)   The amount of the Class A Monthly Servicing
                  Fee payable by the Trust for the preceding
                  Monthly Period                                      303,007.86
            (3)   The amount of the Class B Monthly Servicing
                  Fee payable by the Trust to the Servicer for
                  the preceding Monthly Period                         29,236.42
            (4)   The amount of the Collateral Monthly
                  Servicing Fee payable by the Trust to
                  the Servicer for the preceding Monthly Period        32,859.32

       L)   Collateral Interest
            (1)   The Available Collateral Interest, as of the
                  close of Transfer Date for the preceding
                  Monthly Period was equal to                      16,249,310.44

       M)   Required Collateral Interest
            (1)  The Required Collateral interest as of the
                 Transfer Date for the preceding Monthly
                 Period was equal to                               16,249,310.44

III.   THE POOL FACTOR

       A)   The Pool Factor for the Record Date for the
            distribution to be made on the Distribution
            date (which represents the ratio of the amount
            of the Investor Interest as of such Record Date
            (determined after taking into account any
            reduction in the Investor Interest which will
            occur on the Distribution Date) to the Initial
            Investor Interest). The amount of a
            Certificateholder(s) pro rata share of the
            Investor Interest can be determined by
            multiplying the original denomination of the
            Certificateholder(s) Certificate by the Pool Factor.      0.60851327

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                 Series 1996-3

                                             For Distribution Date     04/15/99

                                             For Monthly Period              34

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of
June 1, 1996 (together, the Agreement) by and between The Chase
Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust
Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the
Trust) and the Series 1996-3 Class A Certificates and Series
1996-3 Class B Certificates during the previous month. The
information which is required to be prepared with respect to
the Distribution Date and with respect to the                          04/15/99
performance of the Trust during the month                             Mar, 1999
(the                                                                         34
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

     A)   The total amount of the distribution to Series 1996-3
          Certificateholders on                                        04/15/99
          per $1,000 original certificate principal amount
          (1) Class A Certificateholders                               5.866667
          (2) Class B Certificateholders                               6.008333

     B)   The amount of the distribution set forth in paragraph 1
          above in respect of principal of the 1996-3
          Certificates, per $1,000 original certificate principal
          amount
          (1) Class A Certificateholders                               0.000000
          (2) Class B Certificateholders                               0.000000

     C)   The amount of the distribution set forth in paragraph 1
          above in respect of interest on the 1996-3
          Certificates, per $1,000 original certificate principal
          amount
          (1) Class A Certificateholders                               5.866667
          (2) Class B Certificateholders                               6.008333


 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 April 15, 1999


II.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

     A)   Collections
          (1)   The aggregate amt. of Collections processed with
                respect to the preceding Monthly Period and
                allocated to the Series 1996-3 Certificates was
                equal to                                          153,142,391.38
          (2)   The Payment Rate with respect to the preceding
                Monthly Period was equal to                              13.68 %
                The monthly payment rate for (the 2nd preceding
                Monthly Period), the                                          33
                Monthly Period, was equal to                             12.04 %
                The monthly payment rate for (the 3rd preceding
                Monthly Period), the                                          32
                Monthly Period, was equal to                             12.34 %
          (3)a. The aggregate amount of Collections of Principal
                Receivables processed with respect to the
                preceding Monthly Period which were allocated     135,326,815.39
                in respect of the Series 1996-3 Certificates
          (3)b. The aggregate amount of Investor Defaults treated
                as Available Principal Collections prusuant to
                sections 4.08 a.(iii), 4.10 (b),(e),(l)             5,549,299.13
          (4)   The aggregate amount of Collections of Finance
                Charge Receivables processed with respect to the
                preceding Monthly Period which were allocated in
                respect of the Series 1996-3 Certificates          17,815,575.98

     B)   Deficit Controlled Amortization Amount                            0.00

     C)   Principal Receivables in the Trust and Allocation
          Percentages
          (1)   The aggregate amount of Principal Receivables in
                the Trust as of the end of the preceding Monthly
                Period (which reflects the Principal Receivables
                represented by the Seller Interest, by the
                Investor Interest of Series 1996-3, and by the
                Investor Interest of all other outstanding
                Series)                                         4,261,056,597.69
          (2)   The Investor Interest as of the last day of
                the preceding Monthly Period
                (a)       Investor Interest                     1,069,519,786.10
                (b)       Class A Investor Interest               957,220,000.00
                (c)       Class B Investor Interest                42,780,000.00
                (d)       Collateral Interest                      69,519,786.10
          (3)   The Investor Interest set forth in paragraph
                C(2)(a) above as a percentage of the aggregate
                amount of Principal Receivables set forth in
                paragraph C(1) above                                   25.0999 %
          (4)   The Class A Investor Interest set forth in
                paragraph C(2)(b) above as a percentage of the
                aggregate amount of Principal Receivables set
                forth in paragraph C(1) above                          22.4644 %
          (5)   The Class B Investor Interest set forth in
                paragraph C(2)(c) above as a percentage of the
                aggregate amount of Principal Receivables set
                forth in paragraph C(1) above                           1.0040 %
          (6)   The Collateral Interest set forth in paragraph
                C(2)(d) above as a percentage of the aggregate
                amount of Principal Receivables set forth in
                paragraph C(1) above                                    1.6315 %
          (7)   The Class A Floating Percentage                        89.5000 %
          (8)   The Class B Floating Percentage                         3.9999 %
          (9)   The Class B Principal Percentage                        3.9999 %
          (10)  The Collateral Floating Percentage                      6.5001 %


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 April 15, 1999


          (11)  The Collateral Principal Percentage                     6.5001 %
          (12)  The Floating Allocation Percentage                     24.7993 %
          (13)  The Principal Allocation Percentage                    24.7993 %

     D)   Portfolio Yield and Base Rate
          (1)   The annualized Portfolio Yield for the preceding
                Monthly Period was equal to                              19.99 %
                The annualized portfolio yield for (the 2nd
                preceding Monthly Period), the                                33
                Monthly Period, was equal to                             18.06 %
                The annualized portfolio yield for (the 3rd
                preceding Monthly Period), the                                32
                Monthly Period, was equal to                             17.36 %
                The three month average Portfolio Yield
                was equal to                                             18.47 %
          (2)   Base Rate for the preceding Monthly Period
                was equal to                                              9.09 %
                The Base Rate for (the 2nd preceding Monthly                  33
                Period), the Monthly Period, was equal to                 9.09 %
                The Base Rate for (the 3rd preceding Monthly                  32
                Period), the Monthly Period was equal to                  9.09 %

     E)         Delinquent Balances
                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                Up to 29 Days Aggregate Account Balance           202,958,220.09
                As a Percentage of Receiveables                           4.59 %

                (2) 30 - 59 Days
                Aggregate Account Balance                          62,377,852.56
                As a Percentage of Receiveables                           1.41 %

                (3) 60 - 89 Days
                Aggregate Account Balance                          40,142,027.89
                As a Percentage of Receiveables                           0.91 %

                (4) 90 or More Days
                Aggregate Account Balance                          88,013,362.10
                As a Percentage of Receiveables                           1.99 %

                Total
                Aggregate Account Balance                         393,491,462.64
                As a Percentage of Receiveables                           8.91 %

     F)         Investor Default Amount
          (1)   The aggregate amount of all defaulted Principal
                Receivables written off as uncollectible with
                respect to Billing Cycles ending during preceding
                Monthly Period allocable to the Investor Interest
                less Recoveries allocable to the Period allocable
                to the Investor Interest (the Series 1996-3
                Aggregate Investor Default Amount)                  5,549,299.13
          (2)   The portion of the series 1996-3 Aggregate
                Investor Default Amount allocable


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 April 15, 1999


                to the Class A Investor Interest (the Class A
                Investor Default Amount)                            4,966,621.64
          (3)   The portion of the Series 1996-3 Aggregate
                Investor Default Amount allocable to the Class B
                Investor Interest (the Class B Investor Default
                Amount)                                               221,967.86
          (4)   The portion of the Series 1996-3 Aggregate
                Investor Default Amount allocable to the
                Collateral Investor Interest (the Collateral
                Investor Default Amount)                              360,709.63
          (5)   The annualized investor default percentage
                (Series 1996-3 Aggregate Investor Default
                Amount/Investor Interest) x 12 for the preceding
                Monthly Period was equal to                               6.23 %
                The annualized investor default % for (the 2nd
                preceding Monthly Period), the 33 Monthly Period,             33
                was equal to                                              6.12 %
                The annualized investor default % for (the 3rd
                preceding Monthly Period), the 32 Monthly Period,             32
                was equal to                                              6.31 %

     G)   Investor Charge Offs
          (1)   The aggregate amount of Class A Investor
                Charge-Offs for the preceding Monthly Period                0.00
          (2)   The aggregate Class A Charge Off per $1,000
                original Certificate Principal Amount                       0.00
          (3)   The aggregate amount of Class A Investor
                Charge-Offs reimbursed on the Transfer Date
                immediately preceding such Distribution Date                0.00
          (4)   The amount of the reimbursed Investor Charge-Offs
                set forth in paragraph G(2) above, per $1,000
                original Class A Certificate principal amount               0.00
          (5)   The aggregate amount of Class B Investor
                Charge-Offs for such Monthly Period                         0.00
          (6)   The aggregate Class B Charge Off per $1,000
                original Certificate Principal Amount                       0.00
          (7)   The aggregate amount of Class B Investor
                Charge-Offs reimbursed on the Transfer Date
                immediately preceding such Distribution Date                0.00
          (8)   The amount of the reimbursed Investor Charge-Offs
                set forth in paragraph G(6) above, per $1,000
                original Class B Certificate principal amount               0.00
          (9)   The aggregate amount of Investor Charge-Offs                0.00
          (10)  The aggregate Investor Charge Off per $1,000
                Original Certificate Principal Amount                       0.00
          (11)  The aggregate amount of reimbursed Investor
                Charge-Offs                                                 0.00
          (12)  The amount of the reimbursed Investor Charge-Offs
                set forth in paragraph G(9) above, per $1,000
                original Investor principal amount                          0.00

     H)   Shared Excess Finance Charge Collection
          The aggregate amount of shared Excess Finance Charge
          Collections during the preceding Monthly Period which
          were allocated to the Series 1996-3 Certificates                  0.00

     I)   Shared Principal Collections
          The aggregate amount of Shared Principal Collections
          during the preceding Monthly Period allocated to the
          Series 1996-3 Certificates                                        0.00

     J)   Reallocated Principal Collections

          (1)   Collections of Principal Receivables allocable to
                Class B Certificates paid

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

             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 April 15, 1999


                with respect to Class A Certificates to make up
                deficiencies in Class A Required Amount for any
                Monthly Period                                              0.00
          (2)   Collections of Principal Receivables allocable to
                Collateral Interest paid with respect to Class B
                Certificates to make up deficiencies in Class B
                Required Amount                                             0.00

     K)   Monthly Investor Servicing Fee
          (1)   The amount of the Monthly Investor Servicing Fee
                payable by the Trust to the Servicer for the
                preceding Monthly Period                            1,916,222.95
          (2)   The amount of the Class A Monthly Servicing Fee
                payable by the Trust for the preceding Monthly
                Period                                              1,715,019.17
          (3)   The amount of the Class B Monthly Servicing Fee
                payable by the Trust to the Servicer for the
                preceding Monthly Period                               76,647.50
          (4)   The amount of the Collateral Monthly Servicing
                Fee payable by the Trust to the Servicer for the
                preceding Monthly Period                              124,556.28

     L)   Collateral Interest
          (1)   The Available Collateral Interest, as of the
                close of Transfer Date for the preceding Monthly
                Period was equal to                                69,519,786.10

     M)   Required Collateral Interest
          (1)   The Required Collateral interest as of the
                Transfer Date for the preceding Monthly Period
                was equal to                                       69,519,786.10

III. THE POOL FACTOR

     A)   The Pool Factor for the Record Date for the
          distribution to be made on the Distribution date (which
          represents the ratio of the amount of the Investor
          Interest as of such Record Date (determined after
          taking into account any reduction in the Investor
          Interest which will occur on the Distribution Date) to
          the Initial Investor Interest). The amount of a
          Certificateholder(s) pro rata share of the Investor
          Interest can be determined by multiplying the original
          denomination of the Certificateholder(s) Certificate
          by the Pool Factor.                                         1.00000000


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                 FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                      THE CHASE MANHATTAN BANK USA, N.A.
                   Chase Manhattan Credit Card Master Trust
                                Series 1996-4

                                        For Distribution Date          04/15/99

                                        For Monthly Period                   34

Under Section 5.02 of the Pooling and Servicing Agreement
dated as of June 1, 1991 and the Series 1996-4 Supplement
dated as of June 1, 1996 (together, the Agreement) by and
between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda
Bank and Trust Company (U.S.A.), as trustee (the Trustee),
Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-4
Certificateholders and the performance of the Chase Manhattan
Credit Card Master Trust (the Trust) and the Series 1996-4
Class A Certificates and Series 1996-4 Class B Certificates
during the previous month. The information which is required
to be prepared with respect to the                                     04/15/99
Distribution Date and with respect to the performance of
the Trust during the month                                            Mar, 1999
(the                                                                         34
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Investor
Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I.     INFORMATION REGARDING THE CURRENT MONTHLY
       DISTRIBUTION TO THE CLASS A AND CLASS B
       CERTIFICATEHOLDERS (STATED ON THE BASIS OF
       $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

       A)   The total amount of the distribution to Series
            1996-4 Certificateholders on 04/15/99 per
            $1,000 original certificate principal amount
            (1)     Class A Certificateholders                         5.608333
            (2)     Class B Certificateholders                         5.741667

       B)   The amount of the distribution set forth in
            paragraph 1 above in respect of principal of
            the 1996-4 Certificates, per $1,000 original
            certificate principal amount
            (1)     Class A Certificateholders                         0.000000
            (2)     Class B Certificateholders                         0.000000

       C)   The amount of the distribution set forth in
            paragraph 1 above in respect of interest on
            the 1996-4 Certificates, per $1,000 original
            certificate principal amount
            (1)     Class A Certificateholders                         5.608333
            (2)     Class B Certificateholders                         5.741667

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

         Chase Manhattan Credit Card Master Trust Series 1996-4
                             April 15, 1999

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

       A)   Collections
            (1)     The aggregate amt. of Collections
                    processed with respect to the
                    preceding Monthly Period and allocated
                    to the Series 1996-4 Certificates was
                    equal to                                     140,015,739.97
            (2)     The Payment Rate with respect to the
                    preceding Monthly Period was equal to               13.68 %
                    The monthly payment rate for (the 2nd
                    preceding Monthly Period), the                           33
                    Monthly Period, was equal to                        12.04 %
                    The monthly payment rate for (the 3rd
                    preceding Monthly Period), the                           32
                    Monthly Period, was equal to                        12.34 %
            (3)a.   The aggregate amount of Collections of
                    Principal Receivables processed
                    with respect to the preceding Monthly
                    Period which were allocated in respect
                    of the Series 1996-4 Certificates            135,326,815.39
            (3)b.   The aggregate amount of Investor
                    Defaults treated as Available
                    Principal Collections prusuant
                    to sections 4.08 a.(iii),
                    4.10 (b),(e),(l)                               1,460,533.47
            (4)     The aggregate amount of Collections of
                    Finance Charge Receivables processed
                    with respect to the preceding Monthly
                    Period which were allocated in respect
                    of the Series 1996-4 Certificates              4,688,924.57

       B)   Deficit Controlled Amortization Amount                         0.00

       C)   Principal Receivables in the Trust and
            Allocation Percentages
            (1)     The aggregate amount of Principal
                    Receivables in the Trust as of the end
                    of the preceding Monthly Period (which
                    reflects the Principal Receivables
                    represented by the Seller Interest, by
                    the Investor Interest of Series 1996-4,
                    and by the Investor Interest of all
                    other outstanding Series)                  4,261,056,597.69
            (2)     The Investor Interest as of the last
                    day of the preceding Monthly Period
                    (a)    Investor Interest                   1,032,085,593.58
                    (b)    Class A Investor Interest             957,220,000.00
                    (c)    Class B Investor Interest              42,780,000.00
                    (d)    Collateral Interest                    32,085,593.58
            (3)     The Investor Interest set forth
                    in paragraph C(2)(a) above as a
                    percentage of the aggregate amount
                    of Principal Receivables set forth
                    in paragraph C(1) above                           24.2214 %
            (4)     The Class A Investor Interest set
                    forth in paragraph C(2)(b) above as
                    a percentage of the aggregate amount
                    of Principal Receivables set forth in
                    paragraph C(1) above                              22.4644 %
            (5)     The Class B Investor Interest set
                    forth in paragraph C(2)(c) above as a
                    percentage of the aggregate amount of
                    Principal Receivables set forth in
                    paragraph C(1) above                               1.0040 %
            (6)     The Collateral Interest set forth in
                    paragraph C(2)(d) above as a percentage
                    of the aggregate amount of Principal
                    Receivables set forth in paragraph
                    C(1) above                                         0.7530 %
            (7)     The Class A Floating Percentage                   73.4038 %
            (8)     The Class B Floating Percentage                   15.1977 %
            (9)     The Class B Principal Percentage                   3.9999 %
            (10)    The Collateral Floating Percentage                11.3985 %

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

         Chase Manhattan Credit Card Master Trust Series 1996-4
                             April 15, 1999

            (11)    The Collateral Principal Percentage                6.5001 %
            (12)    The Floating Allocation Percentage                 6.5270 %
            (13)    The Principal Allocation Percentage               24.7993 %

       D)   Portfolio Yield and Base Rate
            (1)     The annualized Portfolio Yield for the
                    preceding Monthly Period was equal to               10.09 %
                    The annualized portfolio yield for
                    (the 2nd preceding Monthly Period), the                  33
                    Monthly Period, was equal to                        11.28 %
                    The annualized portfolio yield for (the
                    3rd preceding Monthly Period), the                       32
                    Monthly Period, was equal to                        12.10 %
                    The three month average Portfolio Yield
                    was equal to                                        11.16 %
            (2)     Base Rate for the preceding Monthly
                    Period was equal to                                  7.27 %
                    The Base Rate for (the 2nd preceding
                    Monthly Period), the                                     33
                    Monthly Period, was equal to                         7.55 %
                    The Base Rate for (the 3rd preceding
                    Monthly Period), the                                     32
                    Monthly Period was equal to                          7.82 %

       E)   Delinquent Balances
            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly
            Period:

            Up to 29 Days
            Aggregate Account Balance                            202,958,220.09
            As a Percentage of Receiveables                              4.59 %

            (2) 30 - 59 Days
            Aggregate Account Balance                             62,377,852.56
            As a Percentage of Receiveables                              1.41 %

            (3) 60 - 89 Days
            Aggregate Account Balance                             40,142,027.89
            As a Percentage of Receiveables                              0.91 %

            (4) 90 or More Days
            Aggregate Account Balance                             88,013,362.10
            As a Percentage of Receiveables                              1.99 %

            Total
            Aggregate Account Balance                            393,491,462.64
            As a Percentage of Receiveables                              8.91 %

       F)   Investor Default Amount
            (1)     The aggregate amount of all defaulted
                    Principal Receivables written off as
                    uncollectible with respect to Billing
                    Cycles ending during preceding Monthly
                    Period allocable to the Investor
                    Interest less Recoveries allocable to
                    the Period allocable to the Investor
                    Interest (the Series 1996-4 Aggregate
                    Investor Default Amount)                       1,460,533.47

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

         Chase Manhattan Credit Card Master Trust Series 1996-4
                             April 15, 1999

            (2)     The portion of the series 1996-4
                    Aggregate Investor Default Amount
                    allocable to the Class A Investor
                    Interest (the Class A Investor Default
                    Amount)                                        1,072,086.64
            (3)     The portion of the Series 1996-4
                    Aggregate Investor Default Amount
                    allocable to the Class B Investor
                    Interest (the Class B Investor Default
                    Amount)                                          221,967.86
            (4)     The portion of the Series 1996-4
                    Aggregate Investor Default Amount
                    allocable to the Collateral Investor
                    Interest (the Collateral Investor
                    Default Amount)                                  166,478.97
            (5)     The annualized investor default
                    percentage (Series 1996-4 Aggregate
                    Investor Default Amount/Investor
                    Interest) x 12 for the preceding
                    Monthly Period was equal to                          1.70 %
                    The annualized investor default % for
                    (the 2nd preceding Monthly Period), the                  33
                    Monthly Period, was equal to                         2.45 %
                    The annualized investor default % for
                    (the 3rd preceding Monthly Period), the                  32
                    Monthly Period, was equal to                         3.34 %

       G)   Investor Charge Offs
            (1)     The aggregate amount of Class A
                    Investor Charge-Offs for the preceding
                    Monthly Period                                         0.00
            (2)     The aggregate amount of Class A
                    Investor Charge-Offs reimbursed on
                    the Transfer Date immediately
                    preceding such Distribution Date                       0.00
            (3)     The amount of the reimbursed Investor
                    Charge-Offs set forth in paragraph
                    G(2) above, per $1,000 original
                    Class A Certificate principal amount                   0.00
            (4)     The aggregate amount of Class B Investor
                    Charge-Offs for such Monthly Period                    0.00
            (5)     The aggregate amount of Class B Investor
                    Charge-Offs reimbursed on the
                    Transfer Date immediately preceding
                    such Distribution Date                                 0.00
            (6)     The amount of the reimbursed Investor
                    Charge-Offs set forth in paragraph
                    G(3) above, per $1,000 original Class B
                    Certificate principal amount                           0.00
            (7)     The aggregate amount of Investor
                    Charge-Offs                                            0.00
            (8)     The aggregate amount of reimbursed
                    Investor Charge-Offs                                   0.00

       H)   Shared Excess Finance Charge Collection
            The aggregate amount of shared Excess Finance
            Charge Collections during the preceding
            Monthly Period which were allocated to the
            Series 1996-4 Certificates                                     0.00

       I)   Shared Principal Collections
            The aggregate amount of Shared Principal
            Collections during the preceding Monthly Period
            allocated to the Series 1996-4 Certificates                    0.00

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

         Chase Manhattan Credit Card Master Trust Series 1996-4
                             April 15, 1999

       J)   Reallocated Principal Collections
            (1)     Collections of Principal Receivables
                    allocable to Class B Certificates paid
                    with respect to Class A Certificates
                    to make up deficiencies in Class A
                    Required Amount for any Monthly Period                 0.00
            (2)     Collections of Principal Receivables
                    allocable to Collateral Interest paid
                    with respect to Class B Certificates
                    to make up deficiencies in Class B
                    Required Amount                                        0.00

       K)   Monthly Investor Servicing Fee
            (1)     The amount of the Monthly Investor
                    Servicing Fee payable by the Trust to
                    the Servicer for the preceding Monthly
                    Period                                           504,335.36
            (2)     The amount of the Class A Monthly
                    Servicing Fee payable by the Trust for
                    the preceding Monthly Period                     370,201.17
            (3)     The amount of the Class B Monthly
                    Servicing Fee payable by the Trust to
                    the Servicer for the preceding Monthly
                    Period                                            76,647.50
            (4)     The amount of the Collateral Monthly
                    Servicing Fee payable by the Trust to
                    the Servicer for the preceding Monthly
                    Period                                            57,486.69

       L)   Collateral Interest
            (1)     The Available Collateral Interest, as
                    of the close of Transfer Date for the
                    preceding Monthly Period was equal to         32,085,593.58

       M)   Required Collateral Interest
            (1)     The Required Collateral interest as of
                    the Transfer Date for the preceding
                    Monthly Period was equal to                   32,085,593.58

III.   THE POOL FACTOR

       A)   The Pool Factor for the Record Date for the
            distribution to be made on the Distribution
            date (which represents the ratio of the amount
            of the Investor Interest as of such Record
            Date (determined after taking into account
            any reduction in the Investor Interest which
            will occur on the Distribution Date) to the
            Initial Investor Interest). The amount of a
            Certificateholder(s) pro rata share of the
            Investor Interest can be determined by
            multiplying the original denomination of
            the Certificateholder(s) Certificate
            by the Pool Factor.                                      0.96499907

[IMAGE]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION